Economic Trends Raymond Torto, PhD, CRE Global Chief Economist Exhibit 99.2

CB Richard Ellis  |  Page 2
Summary
While the global economy has slowed dramatically from 2006/07 rates, this is not and will not be a deep contraction in 2008.
Hence, the impact on leasing fundamentals will be mild.
However, those property markets that reside in an economy
driven greatly by the housing boom, including Spain and Ireland, will be more adversely affected.
Capital market froth in the commercial real estate market was driven by cheap and plentiful debt.  Neither will be as cheap nor as plentiful in the near future; thus capital market transactions and pricing could reflect 2005 levels.
The wide bid/ask spread will narrow quickly once we have price discovery.

CB Richard Ellis  |  Page 3
The Whole World is Slowing
Source: Economist Intelligence Unit as of Q1 2008
Q1 2008 Real GDP Growth, Bubbles Sized by Population
Italy
U.S.
Mexico
Turkey
Philippines
Poland
Ukraine
India
JapanDenmark
Canada
France
UK
Spain
Germany
Netherlands
Norway
Hong Kong
Czech Republic
Russia
Vietnam
China
0
2
4
6
8
10
12
14
0 2 4 6 8 10 12 14
2008 (in %)
Italy Japan Denmark
U.S. Canada France
UK Spain Germany
Netherlands Mexico Norway
Turkey Hong Kong Czech Republic
Philippines Poland Ukraine
Russia India Vietnam
China
Weaker in 2008
Stronger in 2008

CB Richard Ellis  |  Page 4
Deleveraging is Global, Albeit Less so in Asia
Source: Real Capital Analytics Global Capital Trends March/April 2008
($ in billions)
148
144
129
125
29
99
79
39
71
92
47
34
32
54
53
0
20
40
60
80
100
120
140
160
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008
North America Europe Asia
Total Investment Sales

Prices Rising
Debt Froth
Prices Rising
NOI Falling
-10.3%
-14.4%
200
175
150
125
100
75
Index, Dec. 2000 = 100
Dec 00
Mar 01
Jun 01
Sep 01
Dec 01
Mar 02
Jun 02
Sep 02
Dec 02
Mar 03
Jun 03
Sep 03
Dec 03
Mar 04
Jun 04
Sep 04
Dec 04
Mar 05
Jun 05
Sep 05
Dec 05
Mar 06
Jun 06
Sep 06
Dec 06
Mar 07
Jun 07
Sep 07
Dec 07
Index Value
Average, 2H 2005
Average, 2006
Data through end of December 2007

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5 Where is Pricing? Pulling Back to 2005 Means 10%-14% Reduction Moody’s/Real CPPI

CB Richard Ellis | Page 6 What drives value? % Change in NOI - % Change in Cap Rate = Appreciation Rule of Thumb

The U.S. Economic Outlook

CB Richard Ellis  |  Page 8
The Business-Driven Economy Can Not Offset Housing Drag
-1.0%
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
2005 2006 2007 Q1 2008
Consumer Driven GDP Business Driven GDP Government Driven GDP
Source: BEA and CBRE Torto Wheaton Research

CB Richard Ellis  |  Page 9
Corporate Profits at Record Share of GDP
Source: BEA, 2008
5
6
7
8
9
10
11
12
13
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
Earlier Recessions

CB Richard Ellis | Page 10 The Contribution from Exports is Significant -20 -15 -10 -5 0 5 10 15 20 25 1995 1998 2001 2004 2007 U.S. exports Source: BEA, as of April 2008

The U.S. Jobs Outlook

CB Richard Ellis  |  Page 12
This Downturn Could be Shorter than 1990s
-600
-400
-200
0
200
400
600
800
1,000
1,200
-14 -12 -10 -8 -6 -4 -2 0 2 4 6 8 10 12 14 16
1990s Today
(in thousands)
Q3 1990
Source: CBRE Torto Wheaton Research
Q1 2008
Effects of
Stimulus
Net New Jobs Created Quarterly

CB Richard Ellis  |  Page 13
This is What “Short and Shallow” Implies for CRE
0.4
-0.6
-1.5
-2.9
GDP %
Change
-0.3 0.2 18 2008/09F*
-2.6 -1.7 49 2001
-0.5 -1.4 33 1990
n/a -3.1 22 1982
Economic
Rent for
Office %
Jobs %
Change
Peak to Peak in
Months: Jobs
Source: CBRE Torto Wheaton Research
*Note: the 2008/09 forecast is the average change over the
period of 6 quarters for GDP, jobs and economic rent.

Current U.S. Fundamentals

CB Richard Ellis  |  Page 15
Increase in Vacancy Rates
9.0 9.2 9.5
Retail
9.4 9.4 9.8
Industrial
14.0 14.2 14.7
Suburban
10.3 9.6 9.6
Downtown
12.7% 12.6% 12.9%
Office
1Q 07 4Q 07 1Q 08
Source: CBRE Torto Wheaton Research

CB Richard Ellis | Page 16 Net Absorption is Slowing Source: CBRE Torto Wheaton Research -11.1 3.6 Q1 2008 160.7 56.1 2007 200.9 79.8 2006 293.4 89.3 2005 Industrial Office Millions of SF

U.S. Property Markets: Most Likely Outlook

1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 18
Commercial is Not Residential Real Estate
0
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
1.8
Recession Single Family Office Industrial Retail Multi-Family
Rising vacancy without a
recession is a sign of
overbuilding
Source: CBRE Torto Wheaton Research
Vacancy Rates Indexed to Their Long-Term Averages

CB Richard Ellis  |  Page 19
Many Markets are Below the Long Term Average Vacancy
Source: CBRE Torto Wheaton Research
Q4 2007 Office Vacancy as a % of Long Term Average
0% 20% 40% 60% 80% 100% 120%
Midtown Manhattan
Houston
Los Angeles
San Francisco
All Markets
Boston
Phoenix
Dallas
Chicago
Detroit

CB Richard Ellis  |  Page 20
Summary
While the global economy has slowed dramatically from 2006/07 rates, this is not and will not be a deep contraction in 2008.
Hence, the impact on leasing fundamentals will be mild.
However, those property markets that reside in an economy
driven greatly by the housing boom, including Spain and Ireland, will be more adversely affected.
Capital market froth in the commercial real estate market was driven by cheap and plentiful debt.  Neither will be as cheap nor as plentiful in the near future; thus capital market transactions and pricing could reflect 2005 levels.
The wide bid/ask spread will narrow quickly once we have price discovery.